Exhibit 10.1

CONFIDENTIAL TREATMENT

AMENDMENT NO. 1

to the

MANUFACTURING AND SUPPLY AGREEMENT

entered into as of June 22, 2000

by and between

DSM Capua, S.p.A. and Cubist Pharmaceuticals, Inc.

This AMENDMENT NO. 1 (“Amendment No. 1”) to that certain Manufacturing and Supply Agreement entered into as of June 22, 2000 (the “Agreement”) is made this 9th day of September, 2005, by and between DSM Capua, S.p.A., an Italian corporation (“DSM”) and Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”). Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meaning set forth in the Agreement, and the Agreement shall be amended to incorporate any additional definitions provided for in this Amendment No. 1, including definitions in the preamble and recitals hereto.

WHEREAS, Cubist and DSM desire to amend the Agreement as set forth in this Amendment No. 1;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.                                      Definitions.  Article 1 of the Agreement is hereby amended by:

a.               Adding the following definition:

Business Day means any day other than Saturday, Sunday or any day banks are authorized or required to be closed in the Commonwealth of Massachusetts, USA.

b.              Adding the following definition:

Deliver means shipment of Product to Cubist, FCA Capua.  Delivery and Delivered shall be interpreted accordingly.

c.                                       Deleting the definition for FOB in its entirety and replacing it with the following definition:

FCA means “Free Carrier” as defined in Incoterms 2000, LCIA Publishing S.A.

d.              Adding the following definition:

Furnish means DSM making Product and the Manufacturing Documentation available to Cubist for Delivery or storage at DSM in accordance with this Agreement

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

following DSM’s release of such Product.  Furnished and Furnishing shall be interpreted accordingly.

e.               Adding the following definition:

Latent Defect means a Product defect that is not detected and could not have been detected using Cubist’s or its agents’ standard product inspection procedures within the [ ]* period described in Section 3.11(a) below. For the purpose of this definition, a Product defect shall mean a non conformance of Product with the representations and warranties contained in Section 6.2 of this Agreement.

f.                                         Deleting the definition for Specifications in its entirety and replacing it with the following definition:

Specifications means the specifications for the Product attached to this Agreement as Exhibit D-1. Such specifications may be modified from time to time to reflect improvements (if any) by mutual agreement of the parties.  Such specifications may also be modified at Cubist’s request (provided, that Cubist is responsible for all reasonable costs associated with such modifications) as required by any regulatory authority, for safety purposes or for any other commercially reasonable purpose. Copies of such modified specifications shall be maintained by both parties, and shall become a part of this Agreement as if incorporated herein.

g.                                      Adding the following defined terms and section references to the list of terms under Other Defined Terms:

Initial 2005 Quantity	Section 3.2
Initial 2006 Quantity	Section 3.2
Manufacturing Documentation	Section 3.8
Remaining 2005 Quantity	Section 3.2
Remaining 2006 Quantity	Section 3.2
Storage Limit	Section 3.3
Total 2005 Quantity	Section 3.2
Total 2006 Quantity	Section 3.2
Total 2007 Quantity	Section 3.2

2.                                      Volume and Pricing.  The Agreement is hereby amended by deleting Section 3.2 thereof in its entirety and replacing it with the following new Section 3.2:

3.2                               Purchase and Pricing Commitment; Furnishing and Delivery

a.                                       2005.  During calendar year 2005, and subject to the following terms, Cubist shall purchase and DSM shall sell [ ]* (the “Total 2005 Quantity”) at [ ]*, each in accordance with this Section 3.2(a).  DSM shall not Furnish more than the Total 2005 Quantity in 2005.

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

i.                              The first [ ]* of the Total 2005 Quantity (the “Initial 2005 Quantity”) shall be Furnished to Cubist as produced by DSM in 2005; provided, that the Initial 2005 Quantity shall be Delivered to Cubist only pursuant to orders submitted by Cubist in accordance with Section 3.4 below, and any Product Furnished but not Delivered shall be stored by DSM until the date of Delivery specified in a purchase order, subject to Section 3.3 below; provided, further, that if DSM fails to Furnish at least [ ]* in the third and fourth calendar quarters of 2005, the difference between [ ]* and the amount actually Furnished by DSM in such quarter(s) shall be subtracted from the Initial 2005 Quantity and the Total 2005 Quantity.

ii.                           The remaining [ ]* of the Total 2005 Quantity (the “Remaining 2005 Quantity”) shall be Furnished on or before December 28, 2005, at Cubist’s discretion as specified in purchase orders submitted in accordance with Section 3.4 below.  The Remaining 2005 Quantity shall not otherwise be Furnished to Cubist prior to the date specified in Cubist’s purchase orders; provided, that DSM shall deliver the Manufacturing Documentation for one batch of the Remaining 2005 Quantity at a time and shall not deliver such documents for another batch until [ ]* have expired since Cubist’s receipt of all such pertinent documents for the prior batch, and DSM shall not deliver the Manufacturing Documentation to Cubist for the final batch of the Remaining 2005 Quantity more than [ ]* prior to the date specified in Cubist’s purchase order for such final batch.  The Remaining 2005 Quantity shall be Delivered to Cubist only pursuant to orders submitted by Cubist in accordance with Section 3.4 below, and any Product Furnished but not Delivered shall be stored by DSM until the date of Delivery specified in a purchase order.

b.                                      2006.                     During calendar year 2006, and subject to the following terms, Cubist shall purchase and DSM shall supply [ ]* of Product (the “Total 2006 Quantity”) at [ ]* for the first [ ]* and at [ ]* for the remaining [ ]*.  DSM shall not Furnish more than the Total 2006 Quantity in 2006.  The prices stated in this Section 3.2(b) shall apply to any Product Furnished in 2006, regardless of whether DSM Furnished the entire Total 2005 Quantity in 2005.

i.                              The first [ ]* of the Total 2006 Quantity (the “Initial 2006 Quantity”) shall be Furnished to Cubist as produced by DSM in 2006; provided, that the Initial 2006 Quantity shall be Delivered to Cubist only pursuant to orders submitted by Cubist in accordance with Section 3.4 below, and any Product Furnished but not Delivered shall be stored by DSM until the date of Delivery specified in a purchase order, subject to Section 3.3 below; provided, further, that if DSM fails to Furnish at least [ ]* in any calendar quarter during 2006, the difference between [ ]* and the amount actually Furnished by DSM in such quarter shall be subtracted from Initial 2006 Quantity and the Total 2006 Quantity.

ii.                           The remaining [ ]* of the Total 2006 Quantity (the “Remaining 2006 Quantity”) shall be Furnished on or before December 28, 2006, at Cubist’s discretion as specified in purchase orders submitted in accordance with Section 3.4 below.  The Remaining 2006 Quantity shall not otherwise be Furnished to Cubist prior to the date specified in Cubist’s purchase orders; provided, that DSM shall deliver the Manufacturing Documentation for one batch of the Remaining 2006 Quantity at a time and shall not deliver such documents for another batch until [ ]* have expired since Cubist’s receipt of all such pertinent documents for the prior

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

batch, and DSM shall not deliver the Manufacturing Documentation to Cubist for the final batch of the Remaining 2006 Quantity more than [ ]* prior to the date specified in Cubist’s purchase order for such final batch.  The Remaining 2006 Quantity shall be Delivered to Cubist only pursuant to orders submitted by Cubist in accordance with Section 3.4 below, and any Product Furnished but not Delivered shall be stored by DSM until the date of Delivery specified in a purchase order.

c.                                       2007.  During 2007, Cubist shall purchase and DSM shall supply [ ]* of Product (the “Total 2007 Quantity”) at [ ]*.  The price stated in this Section 3.2(c) shall apply to any Product Furnished in 2007, regardless of whether DSM Furnished the entire Total 2006 Quantity in 2006.  DSM shall Furnish such Product to Cubist as specified in Cubist’s purchase orders submitted in accordance with Section 3.4 below, which shall be submitted in order to allow title to pass on or before March 31, 2007, at Cubist’s discretion, in accordance with the terms of Section 3.8 below; provided, that DSM shall deliver the Manufacturing Documentation for one batch of the Total 2007 Quantity at a time and shall not deliver such documents for another batch until [ ]* have expired since Cubist’s receipt of all such pertinent documents for the prior batch, and DSM shall not deliver the Manufacturing Documentation to Cubist for the final batch of the Total 2006 Quantity more than [ ]* prior to the date specified in Cubist’s purchase order for such final batch.  The Total 2007 Quantity shall be Delivered to Cubist only pursuant to orders submitted by Cubist in accordance with Section 3.4 below, and any Product Furnished but not Delivered shall be stored by DSM until the date of Delivery specified in a purchase order.

3.                                      Storage.  The Agreement is hereby amended by deleting Section 3.3 thereof in its entirety and replacing it with the following new Section 3.3:

3.3                               Storage.  DSM shall store Product that is produced by DSM hereunder prior to the Delivery date specified in Cubist’s purchase order therefore; provided, that, except as provided in this Section 3.3, in no event will DSM be required to store more than [ ]* (the “Storage Limit”) in their cold room at any one time.  The Storage Limit shall not apply to any portions of the Remaining 2005 Quantity or the Remaining 2006 Quantity.  Any Product stored by DSM shall be stored in accordance with cGMPs, Cubist’s reasonable instructions and all other applicable laws, statutes, rules and regulations.

4.                                      Purchase Orders.  The Agreement is hereby amended by deleting Section 3.4 thereof in its entirety and replacing it with the following new Section 3.4:

3.4                               Purchase Orders.  Cubist shall submit written purchase orders by mail or facsimile, or by other means agreed upon by the parties, for Delivery and/or Furnishing of Product consistent with Section 3.2 above.  Each purchase order for Delivery shall specify the date of Delivery of Product ordered. Purchase orders for Furnishing of Product shall be submitted by Cubist at the latest as follows:

•                  Purchase orders relating to Total 2005 Quantity; as soon as possible after signing of this Amendment No. 1;

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

•                  Purchase orders relating to all other amounts covered by this Agreement shall be submitted on a monthly basis at least [ ]* in advance of the date of the requested Furnishing of the Product covered by the purchase order.

In addition, purchase orders for the Furnishing of Product relating to the Remaining 2005 Quantity and the Remaining 2006 Quantity, as the case may be, shall specify the date that the Product shall be Furnished on or before December 28 of the applicable year. DSM may reject only the amounts covered by a purchase order for the Initial 2006 Quantity that exceed [ ]* to be Delivered or Furnished during any calendar month, and DSM must so reject such amounts within [ ]* following receipt of the applicable purchase order.  DSM may not reject any other purchase orders.  DSM shall Furnish or Deliver the Product ordered under each such accepted purchase order in accordance with Section 3.2 above It is agreed by the parties that the standard printed terms of purchase/sale of Cubist and DSM shall not be applicable.

5.                                      Deletion of Section.  The Agreement is hereby amended by deleting Section 3.5 thereof in its entirety and replacing it with the following:

3.5                               [Reserved].

6.                                      Transfer of Title.  The Agreement is hereby amended by deleting Section 3.8 thereof in its entirety and replacing it with the following new Section 3.8:

3.8                               Transfer of Title.  Title to and risk of loss in the Product shall pass to Cubist upon the earlier of:

(a)          Delivery of Product to Cubist pursuant to Cubist’s purchase orders;

(b)         release of product by Cubist; or

(c)          [ ]* after receipt by Cubist of complete and accurate certificates of analysis, certified batch manufacturing records, certificates of manufacturing compliance and all other pertinent documents required by the quality agreement between the parties or otherwise demonstrating, as determined by Cubist, for each batch of Product, the Product’s compliance with the Specifications, GMP, and any other regulatory or Cubist’s reasonable requirements, which have been communicated to DSM (the “Manufacturing Documentation”); provided that, DSM shall deliver the Manufacturing Documentation for one batch at a time and shall not deliver the Manufacturing Documentation for another batch until [ ]* have expired since Cubist’s receipt of all Manufacturing Documentation for the prior batch, unless otherwise agreed to by the parties.

7.                                      Invoicing and Payment.  The Agreement is hereby amended by replacing the heading and the first sentence of Section 3.9 with the following heading and three sentences:

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

3.9                               Invoicing and Payment.  DSM may invoice Cubist for the [ ]* of Product included in the Initial 2005 Quantity, the Initial 2006 Quantity and the Total 2007 Quantity upon DSM’s release of such Product and Cubist’s receipt of the Manufacturing Documentation for such Product.  DSM may not invoice Cubist for the [ ]* of such Product until the transfer of title in such Product to Cubist in accordance with Section 3.8 above.  DSM may not invoice Cubist for the price of Product included in the Remaining 2005 Quantity and the Remaining 2006 Quantity prior to December 28 of each such year, unless Cubist’s purchase orders specify a date of Furnishing or Delivery for any such Product prior to December 28.  For any such Product for which Cubist has specified an earlier date of Furnishing, DSM may invoice Cubist upon the transfer of title in such Product to Cubist in accordance with Section 3.8 above, but no earlier than [ ]* after the date of Furnishing specified by Cubist.  For any such Product for which Cubist has specified an earlier date of Delivery, DSM may invoice Cubist upon Delivery.   Cubist shall pay each undisputed invoice within [ ]* of Cubist’s receipt thereof.  Any amounts paid by Cubist hereunder for Product that Cubist has rejected due to nonconformance with the Specifications and Product Approvals pursuant to Section 3.11(a), or for which complete and accurate Manufacturing Documentation has not been provided by DSM, shall be refunded to Cubist or, at Cubist’s option, applied towards additional payments that become due from Cubist to DSM under this Agreement.

8.                                      Cost Reduction and Technical Reviews.  The Agreement is hereby amended by deleting Section 3.10 thereof in its entirety and replacing it with the following new Section 3.10:

3.10                        Cost Reduction Assistance and Technical Reviews.

(a)                                  DSM and Cubist agree to conduct periodic technical review meetings as well as a periodic process change reviews and a quarterly production review.

(b)                                 Cubist agrees to use commercially reasonable efforts to help DSM reduce DSM’s direct costs to manufacture Product during the term of the agreement, including by supporting DSM in process changes and improvements and new supplier approvals.; provided, that such commercially reasonable efforts shall not include any out-of-pocket payments by Cubist.

9.                                      Manufacturing Documentation.  The Agreement is hereby amended by:

(a)                                  Adding at the end of the first sentence of Section 3.11(a) thereof the following: “, including, without limitation, all applicable Manufacturing Documentation.”

(b)                                 Adding at the end of the first sentence of Section 3.11(b) thereof the following: “, including, without limitation, for failure to supply complete and accurate Manufacturing Documentation.”

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

10.                               Latent Defects. The Agreement is hereby amended by adding at the end of the last sentence of Section 3.11(a) thereof the following:

“, unless Cubist discovers a Latent Defect, in which case Cubist shall notify DSM of such Latent Defect within [ ]* from the day on which such Latent Defect was discovered and confirmed, but in any event no later than [ ]* after the expiry of the shelf life of the relevant unit of filled and finished drug product, in the absence of which Cubist shall be deemed to have waived all claims in this respect. Notwithstanding anything herein to the contrary, in the event that Cubist discovers a Latent Defect in accordance with the terms and conditions hereof, Cubist shall be entitled to receive a refund of all payments made for the entire batch of Product from which the Latent Defect is discovered, and Cubist’s purchase requirements as set forth in Section 3.2 herein shall be waived until such time that DSM is able to produce Product that is free from the Latent Defect.

11.                               Replacing “delivery” with “Furnishing”. The Agreement is hereby amended by replacing the word “delivery” in each place that it occurs in Section 4.2 thereof with the word “Furnishing.”

12.                               Certificates of Manufacturing Compliance.  The Agreement is hereby amended by adding after “the current Good Manufacturing Practices of the FDA” in the first sentence of Section 4.3 thereof the following: “and EU regulatory authorities.”

13.                               Replacing “delivery” with “Delivery”.  The Agreement is hereby amended by replacing the word “delivery” in each place that it occurs in Sections 6.2 and 6.3 thereof with the word “Delivery.”

14.                               Term.  The Agreement is hereby amended by:

a.               deleting Section 8.1 thereof in its entirety and replacing it with the following new Section 8.1:

8.1 Term.  This Agreement shall take effect on the Effective Date and shall remain in effect, unless otherwise terminated in accordance with the provisions herein, until December 31, 2005, with up to [ ]*.

b.              deleting Section 8.2(b) thereof in its entirety and replacing it with the following new Section 8.2(b):

(b) Notwithstanding anything herein to the contrary, Cubist may terminate this Agreement by providing DSM with [ ]* prior written notice at any time after June 30, 2005.  Along with such notice of termination, Cubist shall provide DSM with purchase orders indicating the Product to be Delivered to Cubist prior to the effective date of termination.

c.               deleting Section 8.3(a)(ii) thereof in its entirety and replacing it with the following new Section 8.3(a)(ii):

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

(ii) Cubist shall have no obligation to purchase Product beyond the quantity of Product that, pursuant to Cubist’s purchase orders, is scheduled for Furnishing or Delivery on or before the effective date of the termination or expiration of the Agreement.

15.                               Designated Contacts.  The Agreement is hereby amended by replacing the name Alan Watson in Section 9.1(a) thereof with Lindon Fellows, and replacing the name Michel Deinum with Rolf Douwenga.

16.                               Notices.  The Agreement is hereby amended by deleting the information set forth under the captions “If to Cubist:” and “If to DSM:” in Section 10.6 thereof and replacing it with the following:

Cubist Pharmaceuticals, Inc.

65 Hayden Avenue

Lexington, MA 02421

Attention:  Senior Vice President, Technical Operations

Facsimile No: +1-781-860-0566

Telephone No: +1-781-860-8660

With a copy to:             General Counsel

Facsimile No:  +1-781-860-1407

DSM Capua S.p.A.

Strada Statale Appia 46 –48

Capua, Italy

Attention: Managing Director

Facsimile No: +39-

Telephone No:+39-

With a copy to DPC General Counsel

Facsimile No. +31-464770437

17.                               Exhibits.  The Agreement is hereby amended by replacing Exhibit C (Process) and Exhibit D (Specifications) with Exhibit C-1 and Exhibit D-1 attached hereto and by replacing Exhibit F with Exhibit F-1 attached hereto in which the language “and supporting Analytical forms and equipment logs and tags” has been replaced with the following: “supporting Analytical forms and associated deviations and investigations.”

18.                               No Other Amendments.  Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in the Agreement are hereby ratified and confirmed and shall remain in full force and effect.  The terms and conditions herein and subject matter hereof shall at all times be considered Confidential Information of Cubist, as defined in the Agreement. The Agreement and this Amendment No. 1 shall be read and construed together as a single agreement and the term “Agreement” shall be deemed a reference to the Agreement as amended by this Amendment No. 1.  This Amendment No. 1 may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

constitute but one and the same instrument.  In making proof of this Amendment No. 1 it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, this Amendment No. 1 has been executed under seal by the parties hereto as of the day and year first above written.

DSM CAPUA S.P.A.

By:

Name:

Title:

CUBIST PHARMACEUTICALS, INC.

By:

Name:

Title:

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

EXHIBIT C-1

[ ]*

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

EXHIBIT D-1

[ ]*

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

EXHIBIT E-1

[ ]*

*Confidential Treatment Requested.  Omitted portions filed with the Commission.